Exhibit 10.2

                                      NOTE

$10,000,000.00                                               New York, New York
                                                             May 17, 1999


            FOR VALUE RECEIVED, the undersigned, MARKETING SERVICES GROUP, INC., a Nevada corporation ("Company"), hereby PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), at 120 Long Ridge Road, Stamford, Connecticut 06927, or at such other place as the holder (GE Capital and any other holders being hereinafter referred to collectively as "Holder") of this Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION DOLLARS ($10,000,000) on November 17, 1999 (the "Maturity Date"), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided for herein.

1.  Interest.

(a) Company shall pay interest to Holder in arrears on August 17, 1999 and on the Maturity Date (each, an "Interest Payment Date"), at a rate equal to twelve percent (12%) per annum, based on a year of 360 days for the actual number of days elapsed, and based on the amounts outstanding from time to time under this Note. Interest on any overdue principal and (to the extent permitted by law) any overdue interest shall be paid from the due date thereof (whether by acceleration or otherwise) at a rate of fourteen percent (14%) per annum.

(b) If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. All references in this Note to "business day" shall mean any day other than a Saturday, Sunday or any day on which banking institutions in New York City are required or authorized by law or by local proclamation to close.

2. Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

(a) Company shall fail to make any payment of principal of, interest on or any other amount owing in respect of, this Note when the same becomes due and payable or declared due and payable.

(b) Any indebtedness for borrowed money (including, without limitation, any indebtedness to Milberg Factors, Inc.) or the deferred purchase price of property or services (other than trade payables arising in the ordinary course of business) of Company or any of its subsidiaries in an aggregate principal amount of at least $1,000,000 shall not be paid when due or any default shall occur pursuant to any of the agreements, documents, or instruments evidencing such indebtedness which causes (or permits any holder thereof to cause) such indebtedness to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

(c) Any representation or warranty contained in this Note shall be untrue or incorrect in any material respect, as of the date when made.

(d) Company shall be liquidated or dissolved.

(e) A case or proceeding shall have been commenced against Company or any of its significant subsidiaries (as defined in Regulation S-X of the Securities Exchange Act of 1934, as amended) in a court having competent jurisdiction seeking a decree or order in respect of Company or any of its significant subsidiaries (i) under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Company or any of its significant subsidiaries or of any substantial part of its or their properties, or (iii) ordering the winding-up or liquidation of the affairs of Company or any of its significant subsidiaries and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

(f) Company or any of its significant subsidiaries shall (i) file a petition seeking relief under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Company or any of its significant subsidiaries or of any substantial part of its or their properties, (iii) fail generally to pay its debts as such debts become due, or admit in writing its inability to pay its debts or make a general assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any such action.

            If any Event of Default specified in this Section 2 shall have occurred and be continuing, Holder may declare this Note and all accrued and unpaid interest hereon to be forthwith due and payable, by giving written notice thereof to Company whereupon all principal under this Note and all such interest shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Company.

3. Optional Prepayment. Company shall have the right at any time or from time to time and without premium or penalty, to voluntarily prepay all or any portion of this Note. Each prepayment shall be accompanied by the payment of accrued and unpaid interest on the amount being prepaid, through the date of prepayment.

4. Representations and Warranties. Company represents and warrants on the date hereof as follows:

(a) Company and each of its significant subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure to so qualify or to be in good standing would not have a material adverse effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now being conducted; (iv) has, or has applied for, all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws; and (vi) is in compliance with all applicable provisions of law, except for such non-compliance which would not have a material adverse effect. For purposes of this Note, "material adverse effect" shall mean a material adverse effect on the business, assets, operations, prospects or financial or other condition of Company and its subsidiaries, taken as a whole.

(b) The execution, delivery and performance by Company of each of this Note and the Warrant: (i) are within Company's corporate power and authority; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of Company's certificate of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Company or any of its subsidiaries is a party or by which Company, any of its subsidiaries or any of their property is bound; (vi) will not result in the creation or imposition of any lien upon any of the property of Company or any of its subsidiaries; and (vii) do not require the consent or approval of, or any filing with, any governmental authority or any other person or entity. For purposes of this Note, the term "Warrant" shall mean the Warrant issued by Company, dated the date hereof, evidencing GE Capital's right to purchase 300,000 shares of common stock, $0.01 par value, of Company.

(c) Each of this Note and the Warrant is the legal, valid and binding obligation of Company and is enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(d) Company has made available to GE Capital a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Company with the Securities and Exchange Commission (the "SEC") since January 1, 1998 and prior to the date of this Note (the "Company SEC Documents"), which are all the documents (other than preliminary material) that Company was required to file with the SEC since such date. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5. Successors and Assigns. (a) This Note shall inure to the benefit of GE Capital, any other Holder and their respective successors and assigns. GE Capital and any other Holder may assign to any party all or any part of, or any interest (undivided or divided) in, its rights and benefits herein, and to the extent of that assignment such assignee shall have the same rights and benefits against Company as it would have had if such assignee were GE Capital. This Note and the provisions hereof are binding upon successors of Company.

(b) Neither this Note nor any obligation hereunder shall be assigned by Company to any party.

6. Fees and Expenses. Company agrees to reimburse GE Capital for all reasonable out-of-pocket fees, costs and expenses, including, without limitation, the reasonable fees, costs and expenses of legal counsel, incurred in connection with the preparation, execution and delivery of this Note, the Warrant and any other documents related hereto on thereto, and related to the enforcement of this Note.

7. Presentment and Demand. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

8. Amendment and Non-Waiver. (a) This Note may not be amended except by an agreement in writing signed by Company and the Holder hereof.

(b) To the extent permitted by law, no failure to exercise and no delay on the part of Holder in exercising any power or right in connection with this Note or available at law or in equity, shall operate as a waiver thereof, and no single or partial exercise of any such rights or power, or any abandonment or discontinuance of steps to enforce such a right or power, shall preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing among any Holder, Company or any other person shall operate as a waiver of any right of any Holder. No modification or waiver of any provision of this Note and no consent to any departure therefrom shall in any event be effective unless in writing and signed by the party against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

9. Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Note shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

(a)   If to GE Capital:

                  General Electric Capital Corporation
                  120 Long Ridge Road
                  Stamford, Connecticut  06927
                  Attn:  GE Equity Group - Marketing Services
                  Telecopy No: (203) 961-2088
                  with copies to:

                  General Electric Capital Corporation
                  120 Long Ridge Road
                  Stamford, Connecticut  06927
                  Attn:  GE Equity Group Legal Counsel
                  Telecopy No: (203) 357-3047

                  and

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attn:  Ted S. Waksman, Esq.
                  Telecopy No: (212) 310-8007

(b)   If to Company:

                  Marketing Services Group, Inc.
                  333 Seventh Avenue, 20th Floor
                  New York, New York 10001
                  Attn:  Jeremy Barbera
                  Telecopy No.:  (212) 629-6040

                  with copies to:

                  Camhy Karlinsky & Stein LLP
                  1740 Broadway
                  New York, New York  10019
                  Attn:  Alan I. Annex, Esq.
                  Telecopy No.:  (212) 977-8389

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) business days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, delivery or other communication.

10. Submission to Jurisdiction; Jury Waiver. (a) Company, GE Capital and any other Holder hereby irrevocably submit to the jurisdiction of any New York State or Federal court sitting in New York City, and they hereby irrevocably agree that any action may be heard and determined in such New York State court or in such Federal court. Company, GE Capital and any other Holder hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Company, GE Capital and any other Holder hereby irrevocably agree that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 9. Company, GE Capital and any other Holder may also be served in any other manner permitted by law, in which event their time to respond shall be the time provided by law.

(b) EACH OF COMPANY, GE CAPITAL AND ANY OTHER HOLDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OBLIGATIONS UNDER THIS NOTE.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

                                    MARKETING SERVICES GROUP, INC.



                                    By: /s/ Jeremy Barbera
                                        ------------------
                                  Name: Jeremy Barbera
                                 Title: Chairman and Chief Executive Officer